                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.______)

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[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               SECURITY CASH FUND
                (Name of Registrant as Specified In Its Charter)

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                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               SECURITY CASH FUND
                           TO BE HELD OCTOBER 29, 1999
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

TO THE STOCKHOLDERS OF
   >  SECURITY CASH FUND

   Notice is hereby given that an annual meeting of the stockholders of Security Cash Fund (the "Fund"), a Kansas corporation, will be held at the offices of Security Cash Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on October 29, 1999 at 9:30 a.m. local time ("Meeting"), for the following purposes:

   1. To elect six directors to serve on the Board of Directors of the Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

   2. To ratify or reject the selection of the firm of Ernst & Young LLP as independent accountants for the Fund's current fiscal year.

   3.  a.  To eliminate the Fund's fundamental  investment  limitation  limiting
           the  Fund  to  investing   in  U.S.   government   securities;   bank
           obligations; and corporate obligations.

       b. To amend the Fund's fundamental investment limitation concerning borrowing.

       c. To eliminate the Fund's fundamental investment limitation concerning pledging its assets.

       d. To amend the Fund's fundamental investment limitation concerning lending.

       e. To eliminate the Fund's fundamental investment limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund own more than 5% of the outstanding securities of such issuer.

       f. To amend the Fund's fundamental investment limitation concerning share ownership of any one issuer.

       g. To eliminate the Fund's fundamental investment limitation concerning margin purchases of securities.

       h. To eliminate the Fund's fundamental investment limitation concerning investment in companies with less than three years operating history.

       i. To eliminate the Fund's fundamental investment limitation concerning short sales of securities.

       j. To amend the Fund's fundamental investment limitation concerning buy or selling real estate.

       k. To eliminate the Fund's fundamental investment limitation concerning investing for control of portfolio companies.

       l. To eliminate the Fund's fundamental investment limitation concerning investment in oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs.

       m. To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

       n. To eliminate the Fund's fundamental investment limitation concerning investment in puts and calls.

       o. To amend the Fund's fundamental investment limitation concerning commodities or commodities contracts.

       p. To amend the Fund's fundamental investment limitation concerning senior securities.

   4. To approve or disapprove an arrangement and new investment advisory contract that would permit Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

   5. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   The Board of Directors of Security Cash Fund has fixed the close of business on August 31, 1999, as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM SOLICITED BY THE BOARD OF DIRECTORS OF SECURITY CASH FUND. ANY FORM OF PROXY THAT IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                             Security Cash Fund,
Topeka, Kansas                                                        AMY J. LEE
September __, 1999                                                     Secretary
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IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

SECURITY CASH FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001


                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 29, 1999
                                 PROXY STATEMENT


                     SOLICITATION AND REVOCATION OF PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors of Security Cash Fund (the "Fund"). You may vote in person at the annual Meeting, by telephone, by Internet, or by returning your completed proxy card in the postage-paid(?) envelope provided. Details can be found on the enclosed proxy insert(?). Do not return your proxy card if you are voting by telephone or Internet. You may revoke your proxy by submitting another proxy or a notice of revocation of your proxy in proper form to the Secretary of the Fund, or by voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of the Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by the Fund. SMC is the investment adviser and administrator of the Fund. In addition to solicitations by mail, some of the Investment Manager's officers and employees, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interviews. Proxies are expected to be mailed on or about September __, 1999.

                                VOTING SECURITIES

   Only Fund stockholders of record at the close of business on August 31, 1999, are entitled to vote at the annual Meeting. On that date, the outstanding number of voting securities of common stock of the Fund was ______ shares. The Fund's common stock has a par value of $0.10 per share, and each share is entitled to one vote.

   The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund will be sufficient to establish a quorum for the conduct of business at the Meeting. Shares held by stockholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposals before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals presented at the Meeting. An abstention on any proposal, either by proxy or by vote in person at the Meeting, will be counted for purposes of establishing a quorum, but has the same effect as a negative vote.

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THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND A COPY OF THE SEMI-ANNUAL REPORT CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 1999, TO A STOCKHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO THE FUND, BY WRITING THE FUND AT 700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

   In the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies (unless previously revoked) will be voted in the same manner as they would have been voted at the Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

   The Board of Directors has proposed a slate of six persons for election as directors of the Fund, each to hold office until the next annual meeting (if any) or until his or her successor is duly elected and qualified. Each nominee is currently a director of the Fund and has consented to his or her nomination and agreed to serve if elected. Each director was elected by stockholders, except James R. Schmank, who was elected by the other directors on February 10, 1999, and Maynard F. Oliverius who was so elected on February 6, 1998. If any of the nominees is not available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

   The names of the nominees to the Fund's Board of Directors and their respective offices and principal occupations are set forth below.

                    NOMINEES TO THE FUND'S BOARD OF DIRECTORS

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                                                                              FUND SHARES
                                                                          BENEFICIALLY OWNED,     ALL OTHER SECURITY
                                                                              DIRECTLY OR         FUNDS' SHARES OWNED     DATE FIRST
NAME, AGE, ADDRESS, POSITION ON                                            INDIRECTLY, AS OF        DIRECTLY AS OF         BECAME A
FUND BOARD AND PRINCIPAL OCCUPATIONS                                            8/31/99                 8/31/99            DIRECTOR
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DONALD A. CHUBB, JR., 54,
2222 SW 29th Street, Topeka, Kansas 66611,
POSITION ON FUND BOARD: Director of the Fund                                                                                 1994
PRINCIPAL OCCUPATIONS: Business broker, Griffith & Blair Realtors.
Prior to 1997, President, Neon Tube Light Company, Inc.
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JOHN D. CLELAND*, 63,
700 SW Harrison Street, Topeka, Kansas 66636-0001,
POSITION ON FUND BOARD: President and Director of the Fund
PRINCIPAL OCCUPATIONS: Senior Vice President and Managing Member                                                             1990
Representative, Security Management Company, LLC; Senior Vice
President, Security Benefit Group, Inc. and Security Benefit Life
Insurance Company
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PENNY A. LUMPKIN, 60,
3616 Canterbury Town Road, Topeka, Kansas 66610,
POSITION ON FUND BOARD: Director of the Fund
PRINCIPAL OCCUPATIONS: President, Vivians (Corporate Sales); Vice                                                            1993
President, Palmer Companies (Wholesalers, Retailers and Developers);
Vice President, Bellairre Shopping Center (Leasing and Shopping
Center Management)
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MARK L. MORRIS, JR., DVM, 65,
5500 SW 7th Street, Topeka, Kansas 66606,
POSITION ON FUND BOARD: Director of the Fund                                                                                 1990
PRINCIPAL OCCUPATIONS: Retired. Former General Partner, Mark
Morris Associates (Veterinary Research and Education)
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MAYNARD F. OLIVERIUS, 57,
1500 SW 10th Avenue, Topeka, Kansas 66604,
POSITION ON FUND BOARD: Director of the Fund                                                                                 1998
PRINCIPAL OCCUPATIONS: President and Chief Executive Officer,
Stormont-Vail Health Care
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JAMES R. SCHMANK*, 46,
700 SW Harrison Street, Topeka, Kansas 66636-0001,
POSITION ON FUND BOARD: Vice President and Director of the Fund
PRINCIPAL OCCUPATIONS: President and Managing Member Representative                                                          1999
of Security Management Company, LLC; Senior Vice President,
Security Benefit Group, Inc. and Security Benefit Life Insurance
Company
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*Nominees who are considered  "interested  persons" of Security Management Company, LLC by reason of their respective positions with
 Security Management Company, LLC, the Fund's investment adviser, and Security Distributors, Inc., the Fund's principal underwriter.

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   The directors are responsible for general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of its stockholders. The Board of Directors held four meetings during fiscal year 1998, and each director standing for reelection attended all of those meetings, except Mr. Oliverius who attended three Board meetings subsequent to his election in February 1998. The Board of Directors has held four meetings so far during fiscal year 1999 and each director standing for reelection has attended all of the meetings, except Mr. Cleland who attended three of the four meetings. The Board of Directors currently has one committee, the Joint Audit Committee, which also serves as the Nominating Committee.

   The following directors are members of the Fund's Joint Audit Committee: Ms. Lumpkin, Chairperson; Dr. Morris; and Mr. Chubb. The Joint Audit Committee holds at least one regular meeting each year, at which time it meets with the Fund's independent accountants to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit performed; and (5) any questions or concerns about the Fund's operations. The Joint Audit Committee met once in 1998 and has met once so far in 1999. All members of the committee participated in the meetings.

   The Nominating Committee meets on an as-needed basis. The committee did not meet in 1998 and has not met in 1999. The purpose of the committee is to review and recommend to the full Board of Directors candidates for election as independent directors to fill vacancies on the Fund's Board. The Nominating Committee will consider written recommendations from stockholders for possible nominees. Stockholders should submit their written recommendations to the secretary of the Fund.

   The Fund's directors, except Mr. Cleland and Mr. Schmank who are "interested persons" of the Investment Manager, receive from the Fund an annual retainer of $1,667 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the Board of Directors attended. In addition, those directors who are members of the Funds' joint audit committee receive a fee of $1,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended. The meeting fee (including the audit committee meeting) and travel costs are paid proportionately by each of the 35 funds to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on each fund's relative net assets.

   The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered "interested persons" of the Investment Manager. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1998, and the aggregate compensation paid to each of the directors during fiscal year 1998 by the Security Fund Complex, are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

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                                        PENSION OR RETIREMENT
                          AGGREGATE      BENEFITS ACCRUED AS                          TOTAL COMPENSATION
                        COMPENSATION    PART OF FUND EXPENSES    ESTIMATED ANNUAL     FROM THE SECURITY
NAME OF DIRECTOR        ------------    ---------------------     BENEFITS UPON         FUND COMPLEX,
OF THE FUND               CASH FUND           CASH FUND            RETIREMENT        INCLUDING THE FUNDS
--------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.       $2,167                $0                     $0                 $26,000
John D. Cleland                 0                 0                      0                       0
Penny A. Lumpkin            2,167                 0                      0                  26,000
Mark L. Morris, Jr.         2,167                 0                      0                  26,294
Maynard Oliverius*          1,500                 0                      0                  18,000
James R. Schmank                0                 0                      0                       0
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*Mr. Oliverius was first elected to the Board of Directors by the other directors on February 6, 1998.

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                                  REQUIRED VOTE

   In the election of directors, each stockholder is entitled to vote that number of shares owned as of the record date multiplied by the number of directors to be elected. A stockholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as "cumulative voting."

   A plurality of the combined votes cast at the meeting by the stockholders of the Fund is sufficient to approve the election of a director. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2
                      SELECTION OF INDEPENDENT ACCOUNTANTS

   The selection by the Fund's Board of Directors of the firm of Ernst & Young LLP as the independent accountants for the Fund for the current fiscal year is to be submitted for ratification or rejection by stockholders at the annual meeting. The firm of Ernst & Young LLP, including a predecessor firm, Arthur Young and Company, has served the Fund as independent accountants since its inception. The independent accountants have no direct or material indirect financial interest in the Fund. Representatives of the firm of Ernst & Young LLP are not expected to be present at the annual meeting. Approval of this Proposal No. 2 requires an affirmative vote by a majority of the shares cast at the meeting of the Fund in person or by proxy. A "majority vote" is defined as the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 3
    TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUND

   Certain investment limitations of the Fund are matters of fundamental policy and may not be changed without the approval of the Fund's stockholders. The Investment Manager has recommended to the Board of Directors that certain fundamental investment limitations of the Fund be amended or eliminated as set forth below. The Investment Manager believes that the proposed changes reflect more modern investment practices and will more closely conform the investment policies of the Fund to those of other mutual funds managed by the Investment Manager. The changes will allow the Investment Manager to manage the Fund's investments in a more streamlined and efficient manner. The Investment Manager plans to make conforming changes to the fundamental investment policies and limitations of the other funds under its management to further streamline its investment and compliance processes. The Board of Directors believes that the proposal is in the best interests of the Fund's stockholders.

   The Investment Manager believes that increased standardization of fundamental investment policies and limitations will promote operational efficiencies and facilitate monitoring of compliance with fundamental policies. Adoption of the revised limitations, in some cases, also will give the Fund the flexibility to change its investment methods in the future without a stockholder vote, provided that the Board of Directors approves any such change. Set forth below is each of the proposed changes. Stockholders have the option to approve all, some or none of the proposed changes.

                                PROPOSAL NO. 3(A)
            TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION
          LIMITING THE FUND TO INVESTING IN U.S. GOVERNMENT SECURITIES,
                   BANK OBLIGATIONS AND CORPORATE OBLIGATIONS

   The Fund currently is subject to a fundamental investment limitation that limits the Fund to investing in U.S. government securities, bank obligations and corporate obligations. The Investment Manager recommends eliminating this fundamental investment limitation and adopting an operating policy that may be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

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                CURRENT                                  PROPOSED
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Not to purchase any security other As an operating policy, the Fund may than those referred to under "Security not purchase securities other than
Cash Fund," page 13. [The securities U.S. government securities, bank referred to under "Security Cash obligations and corporate obligations. Fund," page 13, are U.S. government
securities,   bank   obligations   and
corporate obligations.]
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   The proposed change would have no current impact on the Fund. However, eliminating the fundamental investment limitation and replacing it with an operating policy would allow directors to change the policy in the future without first obtaining the approval of stockholders which would enable the Fund to respond more promptly if circumstances suggest such a change in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(A).

                                PROPOSAL NO. 3(B)
              TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION
                              CONCERNING BORROWING

   The Fund currently is subject to a fundamental investment limitation concerning borrowing, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below.

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                CURRENT                                  PROPOSED
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Not to borrow  money,  except that the    Not to  borrow in excess of 33 1/3% of
Fund may borrow for temporary purposes    its total assets.
or to meet  redemption  requests which
might otherwise require the untimely As an operating policy, the Fund may disposition of a security (not for not borrow money or securities for any leveraging) in amounts not exceeding purposes except that borrowing up to 10% of the current value of its total 10% of the Fund's total assets from assets (including the amount borrowed) commercial banks is permitted for
less  liabilities  (not  including the    emergency or temporary purposes.
amount   borrowed)  at  the  time  the
borrowing is made. It is intended that
any such  borrowing will be liquidated
before additional portfolio securities
are purchased.
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   The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of stockholders. The operating policy could be changed upon the vote of the Board of Directors.

   Adoption of the proposed amendment is not expected to affect the way the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

   The increase in the permissible level of borrowing would allow the Board of Directors to amend the operating policy in the future to allow the Fund to engage in leveraging. Leveraging is a speculative investment technique that consists of purchasing securities with borrowed funds. There are risks associated with purchasing securities while borrowings are outstanding, including a possible reduction of income and increased fluctuation of net asset value per share. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment therefore increases both investment opportunity and risk. While the Fund has no current intention to purchase securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Fund at a future date.

   The proposed change will have no current impact on the Fund. However, adoption of a standardized fundamental investment policy will facilitate investment compliance efforts and will enable the Fund to respond more promptly if circumstances suggest such a change in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(B).

                                PROPOSAL NO. 3(C)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERING
                           PLEDGING THE FUND'S ASSETS

   The Fund currently is subject to a fundamental investment limitation concerning pledging or otherwise encumbering its assets, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. The current fundamental investment limitation is as follows: "Not to pledge the Fund's assets or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the applicable limitations."

   The Investment Manager recommends eliminating this fundamental limitation primarily in the interests of making it conform to limitations that are expected to become standard for all funds managed by the Investment Manager. The Investment Manager further believes that this limitation is inconsistent with the purposes of amending the fundamental investment limitations concerning borrowing and senior securities. Those proposed limitations, if adopted, would enable the Fund to respond more promptly if circumstances with respect to borrowing and pledging of assets in the future suggest a change in the Fund's policies.

   Elimination of this fundamental investment limitation is unlikely to affect the Fund's investment techniques at this time. In the event of a change in state or federal regulatory requirements, the Fund may alter its investment practices in the future. The Board of Directors believes that efforts to standardize operating policies will facilitate the Investment Manager's investment compliance and are in the best interests of stockholders. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(C).

                                PROPOSAL NO. 3(D)
        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING

   The Fund is currently subject to a fundamental investment limitation concerning lending, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below.

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                CURRENT                                  PROPOSED
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Not to make loans of money or Not to lend any security or make any securities, except (a) by the purchase other loan if, as a result, more than of debt obligations in which the Fund 33 1/3% of the Fund's total assets may invest consistent with its would be lent to other parties, except investment objective and policies or (i) through the purchase of a portion
(b)  by   investment   in   repurchase    of an  issue  of  debt  securities  in
agreements.                               accordance    with   its    investment
                                          objective  and  policies,  or  (ii) by
                                          engaging in repurchase agreements with
                                          respect to portfolio securities.

                                          As an operating policy,  the Fund does
                                          not  currently  intend to lend  assets
                                          other   than   securities   to   other
                                          parties.  (This  limitation  does  not
                                          apply to purchases of debt  securities
                                          or to repurchase agreements.)
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   This proposal if adopted would affect the way in which the Fund is managed in that it would allow the Fund to engage in securities lending. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received would consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities loans are outstanding, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund would have a right to call each loan and obtain the securities within the period of time that coincides with the normal settlement time period for purchases and sales of such securities in their respective markets. The Fund would not have the right to vote securities while they are being lent, but it would call a loan in anticipation of any important vote.

   The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans would be made only to firms deemed by the Investment Manager to be of good standing and would not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

   In addition to the potential benefits of securities lending, the adoption of standardized investment policies as proposed will advance the goals of investment limitation standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(D).

                                PROPOSAL NO. 3(E)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING SECURITIES OF AN ISSUER IN WHICH THE OFFICERS AND DIRECTORS
          OWN MORE THAN 5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER

   The Fund is currently subject to a fundamental investment limitation concerning purchasing the securities of an issuer if the officers and directors of the Fund, Underwriter, or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities. The Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation.

   This limitation was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale. The Fund is no longer subject to such requirements. The Investment Manager recommends that this fundamental investment limitation be eliminated because, while it has not precluded investments in the past, its elimination could increase the Fund's flexibility when choosing investments in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(E).

                                PROPOSAL NO. 3(F)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING SHARE OWNERSHIP OF ANY ONE ISSUER

   The Fund currently is subject to a fundamental investment limitation concerning limits on investment in the outstanding voting securities of any one issuer, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below.

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                CURRENT                                  PROPOSED
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Not to purchase more than 10% of any Not to purchase a security if, as a class of securities of any issuer. result, with respect to 75% of the (For purposes of this restriction, all value of the Fund's total assets, more outstanding debt securities of any than 10% of the outstanding voting
issuer are considered one class.)         securities of any issuer would be held
                                          by the Fund  (other  than  obligations
                                          issued  or   guaranteed  by  the  U.S.
                                          Government,     its     agencies    or
                                          instrumentalities).
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   The proposed fundamental investment limitation would conform the Fund's investment limitation to Section 5(b)(1) of the Investment Company Act of 1940. If the proposed investment limitation were adopted, the Fund would be limited, with respect to 75% of its total assets, to purchasing no more than 10% of the outstanding voting securities of any one issuer. No such limitation would apply, however, to the remaining 25% of the Fund's total assets. The proposed fundamental investment limitation, if adopted, could increase the risk to the Fund by permitting it to invest a greater percentage of its assets in a single issuer and correspondingly to have greater exposure in the event of adverse developments with respect to such an issuer.

   Amendment of this fundamental investment limitation is unlikely to affect the Fund's investment techniques at this time. The Fund is limited by the rules governing money market funds to generally investing not more than 5% of its total assets in the securities of any one issuer.

   The Board of Directors believes that adoption of the amended limitation is in the best interests of stockholders because a standardized fundamental investment limitation will facilitate investment compliance efforts and will give the Fund the flexibility to take a larger position in the securities of a single issuer if the Investment Manager believes that such a position is advisable and is consistent with the investment objective and policies of the Fund. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(F).

                                PROPOSAL NO. 3(G)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERING
                         MARGIN PURCHASES OF SECURITIES

   The Fund currently is subject to a fundamental investment limitation concerning margin purchases of securities, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to purchase securities on margin, As an operating policy, the Fund does except for such short-term credits as not currently intend to purchase are necessary for the clearance of securities on margin, except that the purchases and sales of portfolio Fund may obtain such short-term
securities.                               credits  as  are   necessary  for  the
                                          clearance   of    transactions,    and
                                          provided   that  margin   payments  in
                                          connection with futures  contracts and
                                          options on futures contracts shall not
                                          constitute  purchasing  securities  on
                                          margin.
--------------------------------------------------------------------------------

   Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund's current fundamental investment limitation prohibits the Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the Securities and Exchange Commission (SEC) also allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable policies of the SEC. The proposed non-fundamental operating policy includes these exceptions.

   Elimination of the Fund's fundamental investment limitation on margin purchases is unlikely to affect the Fund's investment techniques at this time. If the proposal is approved, however, the Board of Directors would be able to change the proposed operating policy in the future, without a vote of stockholders. In the event of a change in state or federal regulatory requirements, the Fund may alter its investment practices in the future. The Board of Directors believes that efforts to standardize operating policies will facilitate the Investment Manager's investment compliance and are in the best interests of stockholders. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(G).

                                PROPOSAL NO. 3(H)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
      INVESTMENT IN COMPANIES WITH LESS THAN THREE YEARS' OPERATING HISTORY

   The Fund is currently subject to a fundamental investment limitation concerning investment in companies having a record of less than three years' continuous operation, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to invest more than 5% of the As an operating policy, the Fund may market or other fair value of its not invest in securities of an issuer total assets in securities of that, together with any predecessor, companies having a record, together has been in operation for less than with predecessors, of less than three three years if, as a result, more than
years' continuous operation.              5% of the  total  assets  of the  Fund
                                          would   then  be   invested   in  such
                                          securities.
--------------------------------------------------------------------------------

   Adoption of the proposed standardized operating policy would facilitate the Investment Manager's compliance program and would enable the Fund to respond more promptly if purchase of the securities of unseasoned issuers becomes more desirable in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(H).

                                PROPOSAL NO. 3(I)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERING
                            SHORT SALES OF SECURITIES

   The Fund currently is subject to a fundamental investment limitation concerning short sales of securities, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to make short sales of securities.    As an operating policy,  the Fund does
                                          not    currently    intend   to   sell
                                          securities  short,  unless  it owns or
                                          has the  right  to  obtain  securities
                                          equivalent  in kind and  amount to the
                                          securities  sold short,  and  provided
                                          that transactions in futures contracts
                                          and   options   are  not   deemed   to
                                          constitute selling securities short.
--------------------------------------------------------------------------------

   In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

   Elimination of the Fund's fundamental investment policy on short selling is unlikely to affect the Fund's investment techniques at this time. If the proposal is approved, however, the Board of Directors would be able to change the proposed operating policy in the future, without a vote of stockholders. In the event of a change in state or federal regulatory requirements, the Fund may alter its investment practices in the future. The Board of Directors believes that efforts to standardize operating policies will facilitate the Investment Manager's investment compliance and are in the best interests of stockholders. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(I).

                                PROPOSAL NO. 3(J)
         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING BUYING
                             OR SELLING REAL ESTATE

   The Fund currently is subject to a fundamental investment limitation concerning investment in real estate. The Investment Manager recommends a change in this fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to purchase or sell real estate, Not to purchase or sell real estate although it may purchase securities of unless acquired as a result of issuers which engage in real estate ownership of securities or other operations, securities which are instruments (but this shall not secured by interests in real estate, prevent the Fund from investment in or securities representing interests securities or other instruments backed
in real estate.                           by  real  estate  or   securities   of
                                          companies  engaged in the real  estate
                                          business).
--------------------------------------------------------------------------------

   The Fund's current fundamental investment limitation allows the purchase of securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The proposed investment limitation also specifically permits the Fund to sell real estate acquired as a result of ownership of securities or other instruments. The Investment Manager considers direct ownership of real estate as a result of ownership of securities or other instruments to be a remote possibility.

   The proposed change in the Fund's fundamental investment limitation would not affect how the Fund is managed. Adoption of a standardized operating policy would, however, facilitate the Investment Manger's compliance efforts. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(J).

                                PROPOSAL NO. 3(K)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
             CONCERNING INVESTING FOR CONTROL OF PORTFOLIO COMPANIES

   The Fund currently is subject to a fundamental investment limitation concerning investing for control of portfolio companies. The Investment Manager recommends eliminating the fundamental limitation and replacing it with an operating policy that may be changed by the directors without a vote of stockholders. The current fundamental limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not  to  invest  for  the  purpose  of    As an operating  policy,  the Fund may
exercising  control of  management  of    not  invest  in   companies   for  the
another company.                          purpose of  exercising  management  or
                                          control.
--------------------------------------------------------------------------------

   The Board of Directors believes that eliminating this fundamental limitation and replacing it with an operating policy is in the best interests of stockholders, because a standardized fundamental investment limitation will facilitate investment compliance efforts. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(K).

                                PROPOSAL NO. 3(L)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
       CONCERNING INVESTMENT IN OIL, GAS, OR OTHER MINERAL LEASES, RIGHTS
           OR ROYALTY CONTRACTS OR EXPLORATION OR DEVELOPMENT PROGRAMS

   The Fund currently is subject to a fundamental investment limitation concerning investment in oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to purchase oil, gas or other As an operating policy, the Fund does mineral leases, rights or royalty not currently intend to invest in oil, contracts or exploration or gas, mineral leases or other mineral
development programs,  except that the    exploration or development programs.
Fund may invest in the  securities  of
companies  which  invest in or sponsor
such programs.
--------------------------------------------------------------------------------

   The proposed change would not currently affect the Fund. Adoption of a standardized operating policy would, however, facilitate the Investment Manger's compliance efforts and would enable the Fund to respond more promptly in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(L).

                                PROPOSAL NO. 3(M)
               TO ELIMINATE THE FUNDAMENTAL INVESTMETN LIMITATION
               CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES

   The Fund currently is subject to a fundamental investment limitation concerning investment in securities of other investment companies, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to purchase securities of other As an operating policy, the Fund may investment companies, except in not, except in connection with a connection with a merger, merger, consolidation, acquisition, or consolidation, reorganization or reorganization, invest in the
acquisition of assets.                    securities    of   other    investment
                                          companies,  except in compliance  with
                                          the Investment Company Act of 1940.
--------------------------------------------------------------------------------

   Elimination of the above fundamental limitation is not expected to have a significant impact on the Fund's investment practices, because the Fund currently does not expect to invest in shares of other investment companies. To the extent that a Fund invests in shares of other investment companies, it will have the effect of requiring stockholders to pay the operating expenses of two mutual funds. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(M).

                                PROPOSAL NO. 3(N)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                     CONCERING INVESTMENT IN PUTS AND CALLS

   The Fund is currently subject to a fundamental investment limitation concerning investment in puts and calls, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to write,  purchase  or sell puts,    As an operating policy,  not to invest
calls, or combinations thereof.           in  puts,  calls,  or any  combination
                                          thereof.
--------------------------------------------------------------------------------

   The proposed change would have no current impact on the Fund. The Board of Directors has considered the risks associated with investment in options and believes that the use of options is not currently appropriate for the Fund. However, eliminating the fundamental investment limitation and replacing it with an operating policy would allow directors to change the policy in the future without first obtaining the approval of stockholders which would enable the Fund to respond more promptly if circumstances suggest such a change in the future. The Board of Directors further believes that adoption of standardized operating policies will contribute to the overall objectives of standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(N).

                                PROPOSAL NO. 3(O)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                 CONCERNING COMMODITIES OR COMMODITIES CONTRACTS

   The Fund currently is subject to a fundamental investment limitation concerning investment in commodities or commodities contracts, and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to purchase or sell commodities or    Not  to  purchase  or  sell   physical
commodity futures contracts.              commodities,  except that the Fund may
                                          enter  into  futures   contracts   and
                                          options thereon.

                                          As  an   operating   policy,   not  to
                                          purchase futures  contracts or options
                                          thereon.
--------------------------------------------------------------------------------

   Adoption of the proposed limitation on commodities and commodities contracts is not expected to affect the way in which the Fund is managed, its investment performance or the securities or instruments in which the Fund invests. The Board of Directors believes, however, that adoption of a standardized fundamental investment limitation is in the best interests of stockholders because it will facilitate the Investment Manager's compliance efforts. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(O).

                                PROPOSAL NO. 3(P)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                          CONCERNING SENIOR SECURITIES

   The Fund currently is subject to a fundamental investment limitation concerning senior securities, and the Investment Manager recommends that stockholders approve the amendment of this fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to issue senior securities as Not to issue senior securities, except defined in the Investment Company Act as permitted under the Investment
of 1940.                                  Company Act of 1940.
--------------------------------------------------------------------------------

   The primary purpose of this proposed change is to revise the Fund's fundamental investment limitation to conform to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is adopted, the new limitation concerning senior securities could not be changed without a vote of stockholders.

   The proposed limitation allows the Fund to issue senior securities to the full extent permitted under the Investment Company Act of 1940 (the "1940 Act"). Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a fund that has claim to the fund's assets or earnings that takes precedence over the claims of the fund's stockholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" provided certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date, such as the purchase of securities to be settled on a date that is further in the future than the normal settlement period, may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Fund would utilize transactions that may be considered "senior securities" only in accordance with applicable requirements under the 1940 Act.

   Adoption of the proposed limitation on senior securities is not expected to affect the way in which the Fund is managed, its investment performance or the securities or instruments in which the Fund invests. The Board of Directors believes, however, that adoption of a standardized fundamental investment limitation is in the best interests of stockholders because it will facilitate the Investment Manager's compliance efforts. In addition, the Board believes that the proposed limitation will allow the Fund to respond to developments in the mutual fund industry and the 1940 Act which may make the use of senior securities advantageous. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(P).

                                  REQUIRED VOTE

   Each of Proposal Nos. 3(a) through 3(p) will be adopted if it is approved by the vote of a majority of outstanding shares of the Fund, as defined in the 1940 Act. A "majority vote" is defined as the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the Meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the Meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

   Each change that is approved by stockholders will become effective upon the conclusion of the Meeting and the investment limitations will be as described above and set forth in Exhibit A. For any change that is not approved, the Fund's current investment limitation, as set forth in the applicable sub-portion of Proposal 3, will remain unchanged. The Board of Directors believes that all of the proposed changes to the fundamental investment limitations of the Fund, as set forth in Proposal No. 3, are in the best interests of stockholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL OF THE CHANGES SET FORTH IN PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
             APPROVAL OF AN ARRANGEMENT AND NEW INVESTMENT ADVISORY
          CONTRACT THAT WOULD PERMIT SECURITY MANAGEMENT COMPANY, LLC,
            WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY
                     AGREEMENTS WITHOUT STOCKHOLDER APPROVAL

   The Board of Directors (the "Board") of the Fund recommends the approval of an arrangement, along with a new Investment Advisory Contract, that together would permit SMC, subject to Board approval, to enter into and/or amend sub-advisory agreements without obtaining the approval of Fund stockholders. If the proposal is approved, SMC on behalf of the Fund, would be provided with greater flexibility in retaining the services of one or more sub-advisers, replacing sub-advisers or materially amending the terms of a sub-advisory contract.

   The Fund does not currently use the services of a sub-adviser. However, SMC may in the future wish to use one or more sub-advisers to manage all or part of the Fund's assets. If the proposal is approved, SMC on behalf of the Fund, would be provided with greater flexibility in retaining the services of one or more sub-advisers, replacing sub-advisers or materially amending the terms of a sub-advisory contract.

   Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by stockholders. As interpreted, this requirement would apply to the appointment of sub-advisers to the Fund, should SMC and the Board determine to appoint one or more sub-advisers in the future. In order to obtain stockholder approval in accordance with Section 15(a) of the 1940 Act, the Fund would have to prepare and distribute proxy materials and hold a special meeting of stockholders, causing it to incur costs and delays in implementing contracts with sub-advisers. The United States Securities and Exchange Commission (the "SEC"), however, has granted conditional exemptions from the stockholder approval requirements. SMC and the Fund have applied for such an exemption. If the exemption is granted and the proposal is approved, any sub-advisory agreement entered into would continue to require the approval of a majority of the Board, including a majority of the Directors who are not "interested persons" of the Fund or SMC (as defined in the 1940 Act). Thus, the Board could, if it determined it to be in the best interests of the Fund and its investors, authorize SMC to hire or replace one or more sub-advisers, or change the terms of sub-advisory agreements. The Fund would not have to obtain approval of stockholders, who would instead receive notice of the change, including the same information they would receive in a proxy statement if their approval were required.

   The Board has approved the submission of an application to the SEC for an order exempting the Fund from the requirement of the 1940 Act that stockholders approve sub-advisory agreements or amendments thereto. On July 23, 1999, the Board met to consider placing this proposal on the agenda for the stockholder meeting. After consideration of information about the proposal that was provided by SMC (including the information contained in the exemptive application), the Board concluded that the proposal is reasonable, fair, and in the best interest of the Fund and its stockholders. Accordingly, the Board unanimously approved the proposal and voted to recommend its approval by stockholders. As noted above, this proposal also involves the consideration of a new Investment Advisory Contract between the Fund and SMC. The new contract simply recognizes the fact that SMC may in the future, with Board approval, retain the services of one or more sub-advisers, replace sub-advisers or amend sub-advisory contracts as contemplated in this proposal. The new Investment Advisory Contract does NOT provide for any increase in the investment advisory fee paid to SMC. The existing and new Investment Advisory Contracts are described in more detail below under the headings "Existing Investment Advisory Contract" and "New Investment Advisory Contract" respectively.

   The Board now seeks the approval of Fund stockholders which would: (i) authorize SMC on behalf of the Fund to enter into sub-advisory agreements or amend such agreements without obtaining stockholder approval; and (ii) approve the new Investment Advisory Contract between the Fund and SMC. The Fund's use of the authority that would be granted by this proposal is contingent upon the SEC's issuance of an order permitting the Fund to do so.

                      BOARD CONSIDERATION OF PROPOSAL NO. 4

   At its July 23, 1999 meeting, the Board considered various information provided by SMC, including the information contained in the exemptive application submitted to the SEC. Based on this information, the Board concluded that approval of the proposal is in the best interests of the Fund and its investors. Among the things considered by the Board in reaching this conclusion was that (i) the proposal would permit the Fund to avoid the costs and administrative burden that would be incurred if the Fund was compelled to conduct a proxy solicitation each time SMC and the Board determine to hire a sub-adviser or amend a sub-advisory agreement; (ii) approval of the sub-advisory agreement tends to be less important to Fund stockholders than such approval may be to stockholders which do not use the services of a sub-adviser and (iii) the proposal would maintain important safeguards and protections for Fund stockholders. The information considered by the Board is discussed in greater detail below.

   Currently, in order to approve a sub-advisory agreement (including the requirement to re-approve a sub-advisory agreement that has been terminated as a result of an "assignment"), to substitute one sub-adviser for another, or to amend a sub-advisory agreement, the Fund must obtain the approval of stockholders. Seeking this approval imposes costs and burdens on the Fund and, indirectly, upon stockholders. Some of these costs include printing costs for the proxy statements, proxy cards, and return envelopes; postage (including return postage); tabulation of proxy cards; if necessary, solicitation and other expenses incurred in order to obtain a quorum; and the costs of the meeting itself. Accordingly, the Board considered that the proposal would permit the Fund to minimize these expenses and administrative burdens if the Fund's sub-adviser were changed or amendments made to sub-advisory agreements.

   In addition, under the current arrangement, once SMC and the Board determine that using the services of one or more sub-advisers (or replacing or eliminating a sub-adviser, or amending a sub-advisory agreement once a sub-adviser is retained) is in the best interest of stockholders, a delay may occur until the Fund can obtain the necessary approval of stockholders. Typically, it requires approximately three months to prepare a proxy solicitation, send it stockholders, receive and tabulate the result, and hold the meeting. During this period, the Fund loses the benefit of the addition or replacement of the sub-adviser, or the amendment to the sub-advisory agreement. Approval of the proposal would permit the Board and SMC to reduce or eliminate this delay.

   The second factor considered by the Board was the fact that, to the extent a Fund uses the services of one or more sub-advisers, the sub-adviser plays a role analogous to that of an individual portfolio manager employed by a typical mutual fund's investment adviser, making approval of sub-advisory agreements less important. In the case of a mutual fund that does not use a sub-adviser, the fund's investment adviser provides corporate management and administrative services, along with portfolio management services. Typically, the investment adviser chooses an individual or individuals on its staff to perform the actual day-to-day management of the portfolio. Although the investment adviser discloses to stockholders the individual's identity, the company is not required to, and does not, submit approval of the choice of individual to the stockholders. Rather, accountability lies with the investment adviser itself, which has the responsibility of monitoring the individual's investment performance and replacing the individual if doing so is in the best interest of stockholders.

   Under a structure where sub-advisers are used, the sub-adviser takes the place of the individual portfolio manager. The investment adviser has ultimate accountability for the performance of the sub-advisers. The Board believes that, stockholders expect SMC to select and retain sub-advisers who successfully meet the Fund's objectives and policies and replace those who do not. The Board further believes that, in such cases, stockholders will determine to rely on SMC's ability to select, monitor, and terminate sub-advisers just as stockholders in funds which do not use sub-advisers elect to rely upon the investment adviser to select individual portfolio managers and analysts on its staff and supervise them accordingly.

   The third factor considered by the Board was that the proposal preserves certain protections and safeguards for the Fund and its stockholders. For example, although the proposal would authorize SMC on behalf of the Fund to enter into or amend sub-advisory agreements, any change in the investment advisory contract between the Fund and SMC, or the replacement of SMC itself, would continue to require approval of Fund stockholders. In addition, stockholders would receive the same information about sub-advisers as they currently would. In the event SMC, with the approval of the Board, determines to replace a sub-adviser or to make a material change in a sub-advisory agreement, stockholders would receive, within ninety days of the change, the same information about the sub-adviser and sub-advisory agreement they would receive in a proxy statement if their approval were required.

                                 APPROVAL BY SEC

   As noted above, the Board has approved the submission of an application to the SEC for an order of exemption from certain requirements of the 1940 Act in order to permit the Fund to use the authority to enter into or amend sub-advisory agreements as contemplated by this proposal. Any use of that authority is contingent upon obtaining the requested order from the SEC. The application for exemption contains conditions to which the order would be subject. The conditions are set forth in Exhibit B. It is possible that the SEC may require certain changes to the application or impose additional conditions prior to granting the order. The Fund will agree to such changes if the Board and SMC determine that it is in the best interests of the Fund and its stockholders to do so. It is also possible that the SEC may refuse to grant the order entirely, although the SEC has granted similar exemptions to other mutual fund companies under similar circumstances in the past. In that case, the Board will take what further actions it deems to be in the best interests of the Fund and its stockholders.

                                  REQUIRED VOTE

   The proposal will be adopted if it is approved by the vote of a majority of outstanding shares of Fund, as defined in the 1940 Act. A "majority vote" is defined as the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4.

                      EXISTING INVESTMENT ADVISORY CONTRACT

   SMC currently serves as the investment adviser to the Fund pursuant to the terms of an of Investment Advisory Contract dated June 23, 1980, as amended (the "Existing Contract"). The Existing Contract was last approved by the Board of Directors of the Fund on February 10, 1999 and was last approved by Fund stockholders on May 22, 1981. The Existing Contract has not been submitted to stockholders for approval since that date. Unless superseded by the proposed new Investment Advisory Contract, the Existing Contract will continue in effect until May 1, 2000, and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

   Under the Existing Contract, SMC furnishes the Fund with investment research and advice and an investment program. In addition, SMC provides for the compilation and maintenance of records relating to its duties as required by the rules and regulations of the SEC. Under the terms of the Existing Contract, SMC is not subject to any liability for any errors of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy so long as such recommendation shall have been made with due care and in good faith. Nothing in the Existing Contract, however, shall protect SMC against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

   SMC pays its expenses in connection with providing investment advisory services to the Fund under the Existing Contract. SMC has also agreed that, if the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and extraordinary expenses, but inclusive of its own investment advisory fee, exceeds one percent of the Fund's average net assets, SMC will contribute to the Fund such funds or waive such portion of its fee as may be necessary to insure that the annual expenses of the Fund will not exceed one percent of average net assets.

   For its services under the Existing Contract, SMC receives from the Fund, on an annual basis, a fee equal to .50% of the average daily closing value of the Fund, such fee computed daily and payable monthly. SMC received from the Fund advisory fees of $326,960 during the fiscal year ended December 31, 1998. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1998. The Existing Contract may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SMC. The Existing Contract is terminated automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).

   SMC also serves as the Fund's administrative and transfer agent. For administrative services, SMC received from the Fund $29,803 and $125,374 for transfer agency services during the year ended December 31, 1998.

                      PROPOSED INVESTMENT ADVISORY CONTRACT

   SMC  proposes  to enter into a new  Investment  Advisory  Contract  (the "New
Contract") with the Fund. A form of the New Contract is attached hereto as Exhibit C. The form of the New Contract was proposed by SMC and was approved by the Board of Directors of the Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party) on July 23, 1999. Other than the provisions relating to sub-advisory arrangements, there are no material differences between the Existing Contract and the New Contract. In particular, the New Contract does NOT provide for any increase in the investment advisory fee paid to SMC. It is expected that the New Contract will become effective on November 1, 1999, provided that on the Meeting date it is approved by a majority vote of the holders of the outstanding voting securities of the Fund.

   In approving the New Contract, and in recommending that stockholders approve the New Contract, the Board considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature, extent and quality of the services expected to be provided to the Fund by SMC; (2) SMC's past investment performance with respect to the Fund; (3) the costs of services to be provided by SMC; (4) the fact that the compensation payable to SMC by the Fund is the same under the New Contract as it is under the Existing Contract; (5) other sources of revenue accruing to SMC and its affiliates as a result of its relationship with the Fund, including any intangible benefits that accrue to SMC and its affiliates; (6) the Fund's expenses compared to other funds and (7) such other factors as the Board deemed relevant. The Board gave equal weight to each of the above factors when considering approval of the New Contract. Based on the considerations above, the Board determined that the New Contract is in the best interests of the Fund and its stockholders.

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND DISTRIBUTOR

   Security  Distributors,  Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas
66636-0001, is principal underwriter of the Fund. SDI is a wholly-owned subsidiary of Security Benefit Group, Inc. ("SBG"), a holding company wholly-owned by Security Benefit Life Insurance Company ("SBL"). SMC is a limited liability company owned by its members, SBL and SBG. SBL is wholly-owned by Security Benefit Corp. (except for shares held by the Directors of SBL as required by Kansas law) and Security Benefit Corp. is wholly-owned by Security Benefit Mutual Holding Company.

   The principal occupations, and positions with SMC and the Fund, of the principal executive officer and each officer and director of SMC are as follows:

                         EXECUTIVE OFFICERS OF THE FUND

------------------------------------------------------------------------------------------------------------------------------------
 NAME, AGE AND ADDRESS*                PRINCIPAL OCCUPATION                           POSITION WITH SMC      POSITION WITH FUND
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank, 46**        President and Managing Member Representative, SMC;   President and Managing    Vice President
                              Senior Vice President, Security Benefit Group,       Member Representative     and Director
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland,63            Senior Vice President and Managing Member            Senior Vice President     President and Director
                              Representative, SMC; Senior Vice President,          and Managing Member
                              Security Benefit Group, Inc. and Security Benefit    Representative
                              Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Swank, 39           Senior Vice President and Portfolio Manager, SMC;    Senior Vice President     None
                              Senior Vice President, Security Benefit Group,       and Portfolio Manager
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee, 38                Secretary, SMC; Vice President, Associate General    Secretary                 Secretary
                              Counsel and Assistant Secretary, Security Benefit
                              Group, Inc. and Security Benefit Life Insurance
                              Company
------------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood, 35         Assistant Vice President and Treasurer, SMC;         Assistant Vice            Treasurer
                              Assistant Vice President, Security Benefit Group,    President and Treasurer
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard, 33   Assistant Secretary, SMC; Assistant Vice President   Assistant Secretary       Assistant Secretary
                              and Assistant Counsel, Security Benefit Group,
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------

 *All located at 700 SW Harrison Street, Topeka, Kansas 66636-0001 unless otherwise noted.
**Principal executive officer

------------------------------------------------------------------------------------------------------------------------------------

   SMC acts as investment adviser for another mutual fund with investment objectives similar to the investment objectives of the Fund. The similar fund is Series C of SBL Fund. The net assets of Series C as of June 30, 1999 were $152,336,868. The annual rate of compensation paid to SMC for investment advisory services to Series C is .50% of the Series' average daily net assets. SMC has not, pursuant to any applicable contract, waived or reduced its compensation for Series C.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following chart shows the shares of common stock of the Fund beneficially owned by directors and executive officers of the Fund.

--------------------------------------------------------------------------------
                                  NUMBER OF SHARES BENEFICIALLY       PERCENTAGE
       NAME AND POSITION*          OWNED AS OF AUGUST 31, 1999         OF CLASS
--------------------------------------------------------------------------------
All directors and executive                __________                  ______%
officers as a group
--------------------------------------------------------------------------------
*No director or "named  executive  officer" of the Fund  beneficially  owned any shares of common stock of the Fund as of August 31, 1999, except as shown in the above chart.
--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held.

                                  OTHER MATTERS

   The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended December 31, 1998, which was mailed to stockholders on or about March 1, 1999.

   The Board of Directors of the Fund is not aware of any other matters to come before the Meeting or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                                           By order of the Board of Directors of
                                                             Security Cash Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A

                   PROPOSED FUNDAMENTAL INVESTMENT LIMITATIONS

1.  Not to borrow in excess of 33 1/3% of its total assets.

2. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except
    (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

3. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer ((other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

5. Not to invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. (For purposes of this restriction, utilities will be divided according to their services; for example, gas, gas transmission, electric, water, and telephone utilities will each be treated as being a separate industry. This restriction does not apply to investment in bank obligations or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.)

6. Not to engage in the business of underwriting securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

7. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

8. Not to issue senior securities, except as permitted under the Investment Company Act of 1940.

9. Not to purchase or sell physical commodities, except that the Fund may enter into futures contracts and options thereon.

                                    EXHIBIT B

1. SMC will not enter into a sub-advisory agreement with any Affiliated Sub-adviser without such agreement, including the compensation to be paid thereunder, being approved by the stockholders of the applicable Fund.

2. At all times, a majority of each Fund's Directors will be persons each of whom is not an "interested person" of that Fund defined in Section 2(a)(19) of the 1940 Act ("Disinterested Directors"), and the nomination of new or additional Disinterested Directors will be placed within the discretion of the then existing Disinterested Directors.

3. When a Sub-adviser change is proposed for a Fund with an Affiliated Sub-adviser, the Fund's Directors, including a majority of the Disinterested Directors, will make a separate finding, reflected in the Fund's board minutes, that such change is in the best interests of the Fund and its stockholders and does not involve a conflict of interest from which SMC or the Affiliated Sub-adviser derives an inappropriate advantage.

4. With respect to a structure in which multiple Sub-advisers are used for a single Fund, SMC will provide general management services to each such Fund, including overall supervisory responsibility for the general management and investment of such Fund's securities portfolios, and, subject to review and approval by the applicable Fund's Board of Directors, will (i) set the Fund's overall investment strategies; (ii) select Sub-advisers; (iii) allocate and, when appropriate, reallocate a Fund's assets among SMC and one or more Sub-advisers; (iv) monitor and evaluate the performance of the Sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-advisers comply with the relevant Fund's investment objectives, policies and restrictions.

5. Within 90 days of the hiring of any new Sub-adviser, SMC will furnish stockholders all information about the new sub-adviser that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Sub-adviser. SMC will meet this condition by providing stockholders with an information statement which meets the requirements of Regulation 14C and Schedule 14C under the 1934 Act. The information statement will also meet the requirements of Item 22 of
    Schedule 14A under the 1934 Act.

6. Each Fund will disclose in its respective Prospectus the existence, substance, and effect of any order granted pursuant to the Application. In addition, each Fund will hold itself out to the public as employing the management structure described in the Application. The prospectus relating to a Fund will prominently disclose that SMC has the ultimate responsibility to oversee Sub-advisers and recommend their hiring, termination and replacement.

7. Before a Fund may rely on the requested order, the operations of the Fund in the manner described in the Application will have been or will be approved by a majority of that Fund's outstanding voting securities, as defined in the 1940 Act. In the case of a Fund whose stockholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 6 above, such approval will be obtained from the sole initial stockholder before offering shares of such Fund to the public.

8. No director or officer of the Funds or director or officer of SMC will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a Sub-adviser except for (i) ownership of interests in SMC or any entity that controls, is controlled by or is under common control with SMC; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-adviser or an entity that controls, is controlled by or is under common control with a Sub-adviser.

                                    EXHIBIT C
                          INVESTMENT ADVISORY CONTRACT

THIS AGREEMENT, made this 1st day of November, 1999, between SECURITY CASH FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY MANAGEMENT COMPANY, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company"),

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Federal Investment Company Act of 1940; and

WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. EMPLOYMENT OF MANAGEMENT COMPANY. The Fund hereby employs the Management Company to act as investment adviser to the Fund with respect to the investment of its assets, and to supervise and arrange the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the board of directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this agreement for the compensation herein provided.

2.  INVESTMENT ADVISORY DUTIES.

    (a) The Management Company shall regularly provide each Series of the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend that securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and shall arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of each Fund. All investment advice furnished by the Management Company to the Fund under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the board of directors of the Fund (and any duly appointed committee thereof) in regard to the foregoing matters and the general conduct of the Fund's business.

    (b) Subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers (each a "Sub-adviser") to provide investment advisory services to any Series of the Fund. Each Sub-adviser shall have investment discretion with respect to the assets of the Series assigned to that Sub-adviser by the Management Company. The Management Company shall not be responsible or liable with respect to any investment decision made by a Sub-adviser, whether such decision be to purchase, sell or hold such investment. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Investment Manager may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the effected Series.

3.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

    (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise, in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

    (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change in portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

    (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus, the Management Company is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research services to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If a transaction is directed to a broker supplying brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such term or similar term under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

    (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

    (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained in utilizing the services of a broker.

4. ALLOCATION OF EXPENSES AND CHARGES. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. Other than as specifically indicated in the preceding sentence, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; board of directors' fees; legal, auditing and accounting expenses; broker's commissions; taxes and governmental fees; membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses (including clerical expenses) of issue, sale or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of such capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the "Blue Sky" laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing and distributing reports, proxy statements, notices and distributions to stockholders; costs of stationery; expenses of printing prospectuses; costs of stockholder and other meetings; and such non-recurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and the members of its board of directors.

5.  COMPENSATION OF MANAGEMENT COMPANY.

    (a) As compensation for the services rendered by the Management Company as provided herein, for each of the years this agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .5 of 1% of the average daily closing value of the net assets of the Fund computed on a daily basis. Such fee shall be adjusted and payable monthly. If this agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of the Fund shall be computed in the same manner on each business day as of the normal close of the New York Stock Exchange as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

    (b) For each of the Fund's full fiscal years during the term of this agreement, the Management Company guarantees that the aggregate annual expenses of every character, exclusive of interest and taxes and extraordinary expenses (such as litigation) (but inclusive of the Management Company's compensation) incurred by the Fund shall not exceed an amount equal to 1% of the average net assets of the Fund, such net assets to be calculated on a daily basis, and the Management Company agrees, on a monthly basis, to contribute to the Fund such funds or to waive such portion of its fee as may be necessary to insure that such aggregate annual expenses will not exceed said amount. If this agreement shall be effective for only a portion of one of the Fund's fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund shall not be deemed to be expenses within the meaning of this paragraph (b).

6. MANAGEMENT COMPANY NOT TO RECEIVE COMMISSIONS. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Management Company nor any officer or director of the Management Company shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 5 above. If the Management Company, or any "affiliated person" (as defined in the Investment Company Act of 1940) receives any cash credits, commissions or tender fees from any person in connection with transactions in portfolio securities of the Fund (including but no limited to the tender or delivery of any securities held in such portfolio), the Management Company shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to the Management Company.

7. LIMITATION OF LIABILITY OF MANAGEMENT COMPANY. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its contract owners by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement. As used in this Section 7, "Management Company" shall include directors, officers and employees of the Management Company, as well as that corporation itself.

8. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if securities of one issuer are purchased or sold, and the purchase or sale of such securities is consistent with the investment objectives of, and, in the opinion of the Management Company, such securities are desirable purchases or sales for the portfolios of the Fund and one or more of such other investment companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

9. DURATION AND TERMINATION OF AGREEMENT. This agreement shall become effective on November 1, 1999, provided that on or before that date it has been approved by a majority of the holders of the outstanding voting securities of the Fund. This agreement shall continue in force until November 1, 2001 and for successive 12-month periods thereafter, unless terminated, provided that each such continuance is specifically approved at least annually by the vote of a majority of the board of directors of the Fund (including approval by the vote of a majority of the directors who are not parties to this agreement or interested persons of any such party) cast in person at a regular or special meeting of the board of directors called for the purpose of voting upon such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund and by such a vote of the board of directors. The words "interested persons" as used herein shall have the meaning set forth in Section 2(a)(19) of the Investment Company Act of 1940.

    This agreement may be terminated at any time, without the payment of any penalty, by vote of the board of directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Management Company, upon sixty (60) days' written notice to the other party.

    This  agreement   shall   automatically   terminate  in  the  event  of  its
    "assignment" (as defined in the Investment Company Act of 1940).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                               SECURITY CASH FUND

(Corporate Seal)                               By:
                                                  ------------------------------
                                                            President

ATTEST:

------------------------------
Secretary

                                               SECURITY MANAGEMENT COMPANY, LLC

(Corporate Seal)                               By:
                                                  ------------------------------
                                                            President

ATTEST:

------------------------------
Secretary

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                            SECURITY CASH FUND
                     Special Meeting of Stockholders
                             October 29, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of

                               SECURITY CASH FUND

     held by the undersigned at the Special Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on October 29, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
SECURITY CASH FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

Please execute, sign, date, and return this proxy promptly using the enclosed envelope.

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

1.  To elect six directors to serve on the Board of
    Directors of the Fund until the next annual
    meeting, if any, or until their successors shall
    have been duly elected and qualified.                |_|     |_|       |_|

2.  To ratify or reject the selection of the firm of
    Ernst & Young LLP as independent accountants for
    the Fund's current fiscal year.                      |_|     |_|       |_|

3.  a.  To eliminate the Fund's fundamental investment
        limitation limiting the Fund to investing in
        U.S. government securities; bank obligations;
        and corporate obligations.                       |_|     |_|       |_|

3.  b.  To amend the Fund's fundamental investment
        limitation concerning borrowing.                 |_|     |_|       |_|

3.  c.  To eliminate the Fund's fundamental investment
        limitation concerning pledging its assets.       |_|     |_|       |_|

3.  d.  To amend the Fund's fundamental investment
        limitation concerning lending.                   |_|     |_|       |_|

3.  e.  To eliminate the Fund's fundamental investment
        limitation concerning purchasing securities of
        an issuer in which the officers and directors
        of the Fund own more than 5% of the
        outstanding securities of such issuer.           |_|     |_|       |_|

3.  f.  To amend the Fund's fundamental investment
        limitation concerning share ownership of any
        one issuer.                                      |_|     |_|       |_|

3.  g.  To eliminate the Fund's fundamental investment
        limitation concerning margin purchases of
        securities.                                      |_|     |_|       |_|

3.  h.  To eliminate the Fund's fundamental investment
        limitation concerning investment in companies
        with less than three years operating history.    |_|     |_|       |_|

3.  i.  To eliminate the Fund's fundamental investment
        limitation concerning short sales of
        securities.                                      |_|     |_|       |_|

3.  j.  To amend the Fund's fundamental investment
        limitation concerning buy or selling real
        estate.                                          |_|     |_|       |_|

3.  k.  To eliminate the Fund's fundamental investment
        limitation concerning investing for control of
        portfolio companies.                             |_|     |_|       |_|

3.  l.  To eliminate the Fund's fundamental investment
        limitation concerning investment in oil, gas
        or other mineral leases, rights or royalty
        contracts or exploration or development
        programs.                                        |_|     |_|       |_|

3.  m.  To eliminate the Fund's fundamental investment
        limitation concerning investment in other
        investment companies.                            |_|     |_|       |_|

3.  n.  To eliminate the Fund's fundamental investment
        limitation concerning investment in puts and
        calls.                                           |_|     |_|       |_|

3.  o.  To amend the Fund's fundamental investment
        limitation concerning commodities or
        commodities contracts.                           |_|     |_|       |_|

3.  p.  To amend the Fund's fundamental investment
        limitation concerning senior securities.         |_|     |_|       |_|

4.  To approve or disapprove an arrangement and new
    investment advisory contract that would permit
    Security Management Company, LLC, the Fund's
    investment adviser, with Board approval, to enter
    into or amend sub-advisory agreements without
    stockholder approval.                                |_|     |_|       |_|

5.  To transact such other business as may properly
    come before the Meeting or any adjournments
    thereof, and to adjourn the Meeting from time to
    time.                                                |_|     |_|       |_|

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

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